SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C. 20549

                       FORM 8-K

                    CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities
                 Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31, 2000




             MARSHALL & ILSLEY CORPORATION
(Exact name of registrant as specified in its charter)




       Wisconsin             1-15403             39-0968604

    (State or other        (Commission         (IRS Employer
     jurisdiction          File Number)     Identification No.)
   of incorporation)

    770 North Water Street
     Milwaukee, Wisconsin                          53202
(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:  (414)  765-7801

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     Item 5.  Other Events.

     An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-
33814) of Marshall & Ilsley Corporation ("M&I") relating to the offering of up to an aggregate of $1,500,000,000 of Debt Securities. The Exhibit consists of a Distribution Agreement dated May 31, 2000 between M&I and the Agents named therein.

     Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits

           Exhibit No.                    Description


              1 Distribution Agreement dated May 31, 2000 between Marshall & Ilsley Corporation and the Agents named therein.






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                      SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   May 31, 2000         MARSHALL & ILSLEY CORPORATION



                              By:  /s/  M.A. Hatfield
                                 ----------------------------
                                 M.A. Hatfield
                                 Secretary






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                     EXHIBIT INDEX


           Exhibit No.                 Description

              1 Distribution Agreement dated as of May 31, 2000 between Marshall & Ilsley Corporation and the Agents named therein.